Exhibit 10.2

Execution Version

AGREEMENT AND PLAN OF MERGER

AMONG

SUPERIOR ENERGY SERVICES, INC.

(A DELAWARE CORPORATION),

SUPERIOR BOTTOMCO, INC.

(A DELAWARE CORPORATION)

AND

SUPERIOR NEWCO, INC.

(A DELAWARE CORPORATION)

This Agreement and Plan of Merger (this “Agreement”) is made and entered into as of February 2, 2021, among Superior Energy Services, Inc., a Delaware corporation (“Parent”), Superior BottomCo, Inc., a Delaware corporation (“BottomCo”) and Superior NewCo, Inc., a Delaware corporation (“Reorganized Parent”).

RECITALS

WHEREAS, on January 29, 2021, (i) Reorganized Parent was formed as a direct, wholly owned subsidiary of Parent, (ii) Superior MidCo, Inc., a Delaware corporation (“MidCo”), was formed as a direct, wholly owned subsidiary of Reorganized Parent and (iii) BottomCo was formed as a direct, wholly owned subsidiary of MidCo, in each case, under the laws of the State of Delaware;

WHEREAS, on January 15, 2021, the Parent filed the First Amended Joint Prepackaged Plan of Reorganization for Superior Energy Services, Inc. and its Affiliate Debtors under Chapter 11 of the Bankruptcy Code (including the plan supplements and all other exhibits and schedules thereto, in each case, as may be further amended, modified or supplemented from time to time, the “Plan”), and on January 19, 2021, the Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) entered the Order (I) Approving Disclosure Statement and (II) Confirming First Amended Joint Prepackaged Plan of Reorganization for Superior Energy Services, Inc. and its Affiliate Debtors Under Chapter 11 of the Bankruptcy Code, and the Plan becoming effective as of the date hereof;

WHEREAS, as contemplated by the Plan and pursuant to the Reorganization Steps Overview (as defined in the Plan), upon the terms and subject to the conditions of this Agreement, BottomCo will merge with and into Parent (the “Merger”) with Parent surviving the Merger; and

WHEREAS, pursuant to Article V.N of the Plan, no further notice to or order of the Bankruptcy Court, act or action under applicable law, regulation, order, or rule or any requirement of further action, vote or other approval or authorization by the security holders, officers or directors of Parent, Reorganized Parent, BottomCo or by any other person or entity is required to effectuate and implement the provisions of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

THE CONSTITUENT CORPORATIONS

Section 1.01 BottomCo. BottomCo is a corporation duly organized and existing under the laws of the State of Delaware and has authorized capital stock of 1,000 shares of common stock, par value $0.01 per share (the “BottomCo Common Stock”), of which 100 shares are outstanding as of the date of this Agreement.

Section 1.02 Parent. Parent is a corporation duly organized and existing under the laws of the State of Delaware and has (a) authorized capital stock of 25,000,000 shares of common stock, par value $0.001 per share (the “Parent Common Stock”), of which 14,861,108 shares are outstanding as of the date of this Agreement and (b) authorized capital stock of 5,000,000 shares of preferred stock, par value $0.01 per share, of which none are outstanding.

Section 1.03 Reorganized Parent. Reorganized Parent is a corporation duly organized and existing under the laws of the State of Delaware and has authorized capital stock of (a) 50,000,000 shares of Class A Common Stock, par value $0.01 per share, of which 100 shares are outstanding as of the date of this Agreement, (b) 2,000,000 shares of Class B Common Stock, par value $0.01 per share, of which none are outstanding as of the date of this Agreement, and (c) 2,000,000 shares of preferred stock, par value $0.01 per share, of which none are outstanding as of the date of this Agreement.

ARTICLE II.

MERGER

Section 2.01 The Merger. Subject to the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”), at the Effective Time (as defined below), BottomCo will merge with and into Parent and the separate corporate existence of BottomCo shall cease, and Parent shall be the surviving corporation (the “Surviving Corporation”) and shall continue its existence under the laws of the State of Delaware as a direct, wholly owned subsidiary of MidCo.

Section 2.02 Filing and Effectiveness. As soon as practicable after satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger, Parent shall file a Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the provisions of the DGCL and shall make all other filings or recordings required by Delaware law in connection with the Merger (together with the Certificate of Merger, the “Required Filings”). The Merger shall become effective at such time as the Required Filings are duly filed with the Secretary of State of the State of Delaware or at such later time as may be provided for in the Required Filings (the “Effective Time”).

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Section 2.03 Effects of the Merger. At the Effective Time, the effects of the Merger shall be as provided in this Agreement, the DGCL and the applicable Certificate of Merger. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, Parent shall continue in existence as the Surviving Corporation and, without further transfer, succeed to and possess all rights, privileges, powers and franchises of BottomCo, and all of the assets and property of whatever kind and character of BottomCo shall vest in Parent, as the Surviving Corporation, without further deed; thereafter, Parent, as the Surviving Corporation, shall be liable for all of the liabilities and obligations of BottomCo, and any claim or judgment against BottomCo may be enforced against Parent, as the Surviving Corporation, all as provided under the DGCL.

Section 2.04 Certificate of Incorporation; By-Laws.

(a) At the Effective Time, the Certificate of Incorporation of Parent shall be amended and restated in its entirety to read substantially as set forth on Exhibit A hereto, and shall be the certificate of incorporation of the Surviving Corporation until thereafter amended, restated, supplemented or otherwise modified in accordance with the terms thereof and applicable law.

(b) At the Effective Time, the By-Laws of Parent shall be amended and restated in its entirety to read substantially as set forth on Exhibit B hereto, and shall be the By-Laws of the Surviving Corporation until thereafter amended, restated, supplemented or otherwise modified in accordance with the terms thereof and applicable law.

Section 2.05 Directors and Officers of the Surviving Corporation. As of the Effective Time, the directors and officers serving as directors or officers of Parent immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation.

ARTICLE III.

EFFECT ON CAPITAL STOCK

Section 3.01 Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the parties or any holders of outstanding shares of the capital stock of the parties, the following shall occur: (a) each share of BottomCo Common Stock issued and outstanding immediately prior to the Effective Time shall, at the Effective Time, be converted into the right to receive one share of common stock, $0.01 par value per share, of the Surviving Corporation, (b) each share of Parent Common Stock issued and outstanding immediately prior to the Effective Time shall be cancelled and cease to exist and (c) each share of Class A Common Stock, $0.01 par value per share, of Reorganized Parent held by Parent shall be cancelled and cease to exist, and no consideration will be delivered in exchange therefor.

ARTICLE IV.

COVENANTS

Section 4.01 Best Efforts. Subject to the terms and conditions of this Agreement, Parent, Reorganized Parent and BottomCo will use their best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement.

Section 4.02 Further Assurances. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further assignment, conveyance or assurance in law or any other acts are necessary or desirable to (a) vest, perfect or confirm in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of BottomCo acquired or to be acquired by the Surviving Corporation as a result of, or in connection

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with, the Merger, or (b) otherwise carry out the purposes of this Agreement, BottomCo and Reorganized Parent and their respective proper officers shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such rights, properties or assets in the Surviving Corporation and otherwise carry out the purposes of this Agreement; and the officers and directors of the Surviving Corporation are fully authorized in the name of BottomCo or Reorganized Parent, as applicable, or otherwise to take any and all such action.

ARTICLE V.

CONDITIONS TO OBLIGATIONS OF EACH PARTY

Section 5.01 Conditions to Obligations of Each Party. The obligations of the parties to consummate the Merger are subject to the satisfaction of the following condition:

(a) no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Merger.

ARTICLE VI.

TERMINATION

Section 6.01 Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by Parent or BottomCo.

ARTICLE VII.

MISCELLANEOUS

Section 7.01 Tax Matters. For U.S. federal income tax purposes (and applicable state and local income tax purposes), the parties hereto intend that the Merger be treated as a taxable acquisition of the shares of Parent by MidCo (the “Intended Tax Treatment”). None of the parties hereto (or any of their affiliates) shall take a position on any tax return or in any proceeding that is inconsistent with the Intended Tax Treatment unless required to do so as a result of a “determination” as defined in Section 1313 of the Internal Revenue Code of 1986, as amended.

Section 7.02 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each party hereto.

Section 7.03 No Waivers. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 7.04 Assignment; Third Party Beneficiaries. Neither this Agreement, nor any right, interest or obligation hereunder shall be assigned by any party hereto without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not intended to confer any rights or benefits upon any person other than the parties hereto.

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Section 7.05 Severability. If any provision of this Agreement or the application of any such provision to any person or circumstance shall be declared illegal, void or unenforceable in any respect by a court of competent jurisdiction, all other provisions of this Agreement shall not be affected and shall remain in full force and effect.

Section 7.06 Governing Law. This Agreement shall in all respects be interpreted by, and construed and enforced in accordance with and pursuant to the laws of the State of Delaware, without regard to the principles of conflict of laws thereof that would mandate or allow the application of the laws of any other jurisdiction.

Section 7.07 Counterparts; Electronic Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, “pdf,” “tif” or “jpg”) and other electronic signatures (including, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, any contract or other record created, generated, sent, communicated, received or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Delaware Uniform Electronic Transactions Act and any other applicable law.

Section 7.08 Section and Other Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 7.09 Entire Agreement. This Agreement and the documents referred to herein are intended by the parties as a final expression of their agreement with respect to the subject matter hereof, and are intended as a complete and exclusive statement of the terms and conditions of that agreement, and there are no other agreements or understandings, written or oral, among the parties, relating to the subject matter hereof. This Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter hereof.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Agreement as of the date first written above.

SUPERIOR ENERGY SERVICES, INC.

By:	/s/ William B. Masters
Name:	William B. Masters
Title:	Executive Vice President, General
Counsel and Secretary

SUPERIOR NEWCO, INC.

By:	/s/ William B. Masters
Name:	William B. Masters
Title:	Executive Vice President, General
Counsel and Secretary

SUPERIOR BOTTOMCO, INC.

By:	/s/ William B. Masters
Name:	William B. Masters
Title:	Executive Vice President, General
Counsel and Secretary

[Signature Page to Agreement and Plan of Merger]

Exhibit A

Amended and Restated Certificate of Incorporation of Parent

[See Attached]

STATE OF DELAWARE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SESI HOLDINGS, INC.

(FORMERLY SUPERIOR ENERGY SERVICES, INC.)

FIRST: The name of the corporation is SESI Holdings, Inc. (hereinafter called the “Corporation”).

SECOND: The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801 and the name of its registered agent at such address is The Corporation Trust Company.

THIRD: The nature of the business and the purposes to be conducted and promoted by the Corporation is to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 1,000. The par value of each such share is $0.01, amounting in the aggregate to $10.00. All such shares are of one class and are shares of common stock.

FIFTH: The name of the incorporator is William B. Masters and his mailing address is 1001 Louisiana Street, Suite 2900, Houston, Texas 77002.

SIXTH: The Corporation shall have perpetual existence.

SEVENTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation, and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

1. No election of directors need be by written ballot.

2. After the original or other By-laws of the Corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of §109 of the General Corporation Law of the State of Delaware, and, after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the By-laws of the Corporation may be exercised by the Board of Directors of the Corporation.

3. Each outstanding share of common stock shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders.

EIGHTH: The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph (7) of subsection (b) of §102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

NINTH: (a) Each person who is involved in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative (hereinafter a “Proceeding”), or any appeal in such a Proceeding, or any inquiry or investigation that could lead to such a Proceeding, by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other office shall be indemnified by the Corporation to the fullest extent permitted by law, as the same exists or may hereafter be in effect (but, in the case of any subsequent change in the law, only to the extent that such change permits the Corporation to provide broader indemnification rights than were permitted prior to such amendment) against judgments, penalties (including excise and similar taxes and punitive damages), fines, settlements, and reasonable expenses (including, without limitation, attorneys’ fees) actually incurred by such person in connection with such Proceeding, and indemnification under this Article NINTH shall continue as to a person who has ceased to serve as a director or officer. The rights granted pursuant to this Article NINTH shall be deemed contract rights, and no amendment, modification, or repeal of this Article NINTH shall have the effect of limiting or denying any such rights with respect to actions taken or Proceedings arising prior to any such amendment, modification or repeal.

(b) The Corporation may, by action of the board of directors, provide indemnification to employees or agents of the Corporation, individually or as a group, with the same scope and effect as the indemnification of directors and officers provided in this Article NINTH.

(c) The right to indemnification conferred in this Article NINTH shall include the right to be paid or reimbursed by the Corporation the reasonable expenses incurred by a person of the type entitled to be indemnified under this Article NINTH who was, is, or is threatened to be made a named defendant or respondent in a Proceeding in advance of the final disposition of the Proceeding and without any determination as to the person’s ultimate entitlement to indemnification; provided, however, that the payment of such expenses incurred by any such person in advance of the final disposition of a Proceeding shall be made only upon delivery to the Corporation of (a) a written affirmation by such person of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification under this Article NINTH and (b) a written undertaking, by or on behalf of such person, to repay all amounts so advanced if it shall ultimately be determined that such indemnified person is not entitled to be indemnified under this Article NINTH or otherwise.

(d) The right to indemnification and the advancement and payment of expenses conferred in this Article NINTH shall not be exclusive of any other right which a director, officer, employee or agent may have or hereafter acquire under any law (common or statutory), provision of this certificate of incorporation or the By-laws, any agreement, vote of stockholders, or otherwise.

(e) The Corporation may purchase and maintain insurance, at its expense, to protect itself, and any person who is or was serving as a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other office, against any expense, liability, or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability, or loss under this Article NINTH.

(f) If this Article NINTH or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and hold harmless each director or officer indemnified pursuant to this Article NINTH, and the Corporation may, at its discretion, indemnify its employees and agents, as to costs, charges and expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement with respect to any action, suit, or proceeding, whether civil, criminal, administrative, or investigative to the full extent permitted by any applicable portion of this Article NINTH that shall not have been invalidated and to the fullest extent permitted by applicable law.

TENTH: From time to time any of the provisions of this certificate of incorporation may be amended, altered, or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this certificate of incorporation are granted subject to the provisions of this Article TENTH.

ELEVENTH: The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer on this 2nd day of February, 2021.

SESI HOLDINGS, INC. (FORMERLY SUPERIOR ENERGY SERVICES, INC.)

By:
Name:	William B. Masters
Title:	Executive Vice President, General
Counsel and Secretary

Signature Page to

Amended and Restated Certificate of Incorporation of SESI Holdings, Inc.

Exhibit B

Amended and Restated By-Laws of Parent

[See Attached]

AMENDED AND RESTATED BY-LAWS

(the “By-laws”)

OF

SESI HOLDINGS, INC.

(FORMERLY SUPERIOR ENERGY SERVICES, INC.)

(As adopted on February 2, 2021)

SECTION I

OFFICES

1.1 Registered Office. The registered office of SESI Holdings, Inc. (the “Corporation”) shall be at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, State of Delaware.

1.2 Principal Office. The principal office of the Corporation shall be located at such place as the board of directors may from time to time determine.

1.3 Additional Offices. The Corporation may have such offices at such other places as the board of directors may from time to time determine or the business of the Corporation may require.

1.4 Books. The books of the Corporation may be kept within or without the State of Delaware as the board of directors may from time to time determine or the business of the Corporation may require.

SECTION II

STOCKHOLDERS MEETINGS

2.1 Place of Meetings. Unless otherwise required by law or these By-laws, all meetings of the stockholders shall be held at such place, within or without the State of Delaware, as may be designated by the board of directors. The board of directors may, in its sole discretion, determine that a meeting of stockholders of the Corporation shall not be held at any place, but may instead be held solely by means of remote communication in the manner authorized.

2.2 Annual Meetings; Notice Thereof. Unless directors are elected by written consent in lieu of an annual meeting as permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (“Delaware Law”), an annual meeting of the stockholders shall be held on the date and at the time specified as the board of directors shall designate, for the purpose of electing directors and for the transaction of such other business as may be properly brought before the meeting. Stockholders may, unless the certificate of incorporation otherwise provides, act by written consent to elect directors.

2.3 Special Meetings. Special meetings of stockholders may be called by the board of directors or the Chairman of the board of directors and shall be called by the Secretary at the request in writing of holders of record of a majority of the outstanding capital stock of the Corporation entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

2.4 Notice of Meetings. The Secretary shall cause written notice of the time, place and purpose of the meeting to be given to all stockholders entitled to vote at such meeting, at least two days and not more than ten days prior to the day fixed for the meeting.

2.5 Quorum. Unless otherwise provided under the certificate of incorporation or these By-laws and subject to Delaware Law, the presence, in person or by proxy, of the holders of a majority of the outstanding stock of the Corporation entitled to vote at a meeting of stockholders shall constitute a quorum at all meetings of stockholders; provided that this subsection shall not have the effect of reducing the vote required to approve or affirm any matter that may be established by law, the certificate of incorporation or these By-laws.

2.6 Voting. Unless otherwise provided in the certificate of incorporation and subject to Delaware Law, each stockholder shall be entitled to one vote for each outstanding share of capital stock of the Corporation held by such stockholder. Any share of capital stock of the Corporation held by the Corporation shall have no voting rights. Except as otherwise provided by law, the certificate of incorporation or these By-laws, in all matters other than the election of directors, the affirmative vote of the majority of the shares of capital stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.

2.7 Written Consent in Lieu of Meetings. Unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken at any meeting of stockholders of the Corporation may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of all the shares entitled to be voted at the meeting.

2.8 Organization. At each meeting of stockholders, the Chairman of the board of directors, if one shall have been elected, or in the Chairman’s absence or if one shall not have been elected, the director designated by the vote of the majority of the directors present at such meeting, shall act as chairman of the meeting. The Secretary (or in the Secretary’s absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting) shall act as secretary of the meeting and keep the minutes thereof.

2.9 Order of Business. The order of business at all meetings of stockholders shall be as determined by the chairman of the meeting.

SECTION III

DIRECTORS

3.1 Directors. All of the corporate powers shall be vested in, and the business and affairs of the Corporation shall be managed by, a board of directors. Subject to the restriction that the number of directors shall not be less than the number required by Delaware Law, the number of directors shall be fixed from time to time by a resolution adopted by the board of directors. Directors shall be elected by plurality vote. No director need be a stockholder.

3.2 Powers. The board of directors may exercise all such powers of the Corporation and do all such lawful acts and things that are not by law, the certificate of incorporation or these By-laws directed or required to be done by the stockholders.

3.3 Election. The directors shall be elected at each annual meeting of stockholders and shall serve until the next annual meeting of stockholders and until their successors are elected and qualified.

3.4 Removal. Any director or the entire board of directors may be removed at any time, by the affirmative vote of a majority of the holders of the outstanding shares of stock. The stockholders at such meeting may proceed to elect a successor or successors for the unexpired term of the director or directors removed.

3.5 Resignation. Any director may resign at any time by giving notice in writing or by electronic transmission to the board of directors or to the Secretary of the Corporation. The resignation of any director shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

3.6 Vacancies. Unless otherwise provided in the certificate of incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. Each director so chosen shall hold office until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. If there are no directors in office, then an election of directors may be held in accordance with Delaware Law. Unless otherwise provided in the certificate of incorporation, when one or more directors shall resign from the board of directors, effective at a future date, a majority of the directors then in office shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in the filling of other vacancies.

SECTION IV

MEETINGS OF THE BOARD

4.1 Place of Meetings. The meetings of the board of directors may be held at such place within or without the State of Delaware as the board of directors may from time to time appoint.

4.2 Meetings; Notice. Meetings of the board of directors may be held at such times as the board of directors may from time to time determine. Notice of meetings of the board of directors shall be required, but no special form of notice or time of notice shall be necessary.

4.3 Quorum. Unless the certificate of incorporation or these By-laws require a greater number, a majority of the board of directors shall be necessary to constitute a quorum for the transaction of business, and the affirmative vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors.

4.4 Action by Consent. Any action which may be taken at a meeting of the board of directors may be taken by a consent in writing signed by all of the directors and filed with the records of proceedings of the board of directors.

4.5 Meetings by Telephone or Similar Communication. Unless otherwise restricted by the certificate of incorporation or these By-laws, members of the board of directors may participate at and be present at any meeting of the board of directors by means of conference telephone or similar communications equipment if all persons participating in such meeting can hear and communicate with each other, and such participation in a meeting shall constitute presence in person at the meeting.

SECTION V

OFFICERS

5.1 Designations. The officers of the Corporation shall be chosen by the directors and shall consist of a Chief Executive Officer; a President; a Chief Financial Officer; a General Counsel; a Treasurer; a Secretary; or such other officers (including without limitation, Executive Vice Presidents) as the board of directors from time to time may determine. Any two offices may be held by one person; provided that no person holding more than one office may sign, in more than one capacity, any certificate or other instrument required by law to be signed by two officers. The board of directors may appoint such other officers and agents as it shall deem necessary. Such officers and agents shall exercise such powers and perform such duties as shall be determined from time to time by the board of directors.

5.2 Term of Office. The officers of the Corporation shall hold office at the pleasure of the board of directors. Except as otherwise provided in the resolution of the board of directors electing any officer, each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. The board of directors may remove any officer with or without cause at any time.

5.3 Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general supervision of the affairs of the Corporation and general control of all of its business subject to the ultimate authority of the board of directors, and shall be responsible for the execution of the policies of the board of directors. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the board of directors.

5.4 President. The President shall have general and active responsibility for the management of the business of the Corporation, shall be responsible for implementing all orders and resolutions of the board of directors and shall be the chief operating officer of the Corporation.

5.5 Chief Financial Officer. The Chief Financial Officer shall have responsibility for development and administration of the Corporation’s financial plans and all financial arrangements, its cash deposits and short term investments, its accounting policies and its federal and state tax returns. The Chief Financial Officer shall also be responsible for the Corporation’s internal control procedures. The Chief Financial Officer shall perform all the duties incident to the office of chief financial officer of a corporation, those duties assigned to him by other provisions of these By-laws and such other duties as may be assigned to him by the board of directors or the Chief Executive Officer, or as may be provided by law.

5.6 General Counsel. The General Counsel shall have general authority and exercise general supervision over the legal and regulatory affairs of the Corporation. The General Counsel shall see that all orders of the board of directors with respect to such affairs are carried into effect. The General Counsel shall perform all the duties incident to the office of a general counsel of a corporation, those duties assigned to him by other provisions of these By-laws and such other duties as be assigned to him by the board of directors or the Chief Executive Officer, or as may be provided by law.

5.7 The Vice Presidents. The Vice Presidents (if any) in the order specified by the board of directors or, if not so specified, in the order of their seniority shall, in the absence or disability of the President, perform the duties and exercise the powers of the President, and shall perform such other duties as the President or the board of directors shall prescribe.

5.8 Secretary. The Secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose. He or she shall give, or cause to be given, notice of all meetings of the stockholders and shall perform such other duties as may be prescribed by the board of directors or the President.

5.9 Treasurer. The Treasurer (if any) shall have the custody of the corporate funds and shall keep or cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the board of directors. He shall keep a proper accounting of all receipts and disbursements and shall disburse the funds of the Corporation only for proper corporate purposes or as may be ordered by the board of directors and shall render to the President and the board of directors at the regular meetings of the board of directors, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

5.10 Resignations. Any officer may resign at any time by giving written notice to the board of directors (or to another officer if the board of directors has delegated to such other officer the power to appoint and to remove such officer). The resignation of any officer shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION VI

STOCK

6.1 Uncertificated Shares. The shares of the Corporation shall be uncertificated and shall be represented by book entries on the Corporation’s securities transfer books and records, provided that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be represented by certificates. Except as otherwise required by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of shares represented by certificates of the same class and series shall be identical. Every holder of stock in the Corporation represented by certificates shall be entitled to have a certificate signed by the President or Vice President and the Secretary evidencing the number of shares owned by him or her. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Corporation shall not have power to issue a certificate in bearer form.

6.2 Transfers. Shares of the stock of the Corporation may be transferred on the record of stockholders of the Corporation by the holder thereof or by such holder’s duly authorized attorney upon surrender of a certificate therefor properly endorsed or upon receipt of proper transfer instructions from the registered holder of uncertificated shares or by such holder’s duly authorized attorney and upon compliance with appropriate procedures for transferring shares in uncertificated form, unless waived by the Corporation.

6.3 Authority for Additional Rules Regarding Transfer. The board of directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration of certificated or uncertificated shares of the stock of the Corporation, as well as for the issuance of new certificates in lieu of those which may be lost or destroyed, and may require of any stockholder requesting replacement of lost or destroyed certificates, bond in such amount and in such form as they may deem expedient to indemnify the Corporation, and/or the transfer agents, and/or the registrars of its stock against any claims arising in connection therewith.

SECTION VII

AMENDMENTS

These By-laws may be amended or repealed by the board of directors at any meeting or by the stockholders at any meeting.

SECTION VIII

MISCELLANEOUS

8.1 Dividends. Except as otherwise provided by law, the certificate of incorporation or these By-laws, dividends upon the stock of the Corporation may be declared by the board of directors at any regular or special meeting. Dividends may be paid in cash, property, or shares of stock, subject to the limitations specified by law and in the certificate of incorporation.

8.2 Voting of Shares Owned by Corporation. Unless otherwise directed by the board of directors, any shares of capital stock issued by a wholly-owned subsidiary of the Corporation may be voted by the President of the Corporation, or by any person authorized to do so by the President, at any stockholders’ meeting of the subsidiary (or in connection with any written consent in lieu thereof).

8.3 Fiscal Year. Until otherwise determined by the board of directors, the Corporation shall have a fiscal year ending December 31.

8.4 Seal. The board of directors may adopt a corporate seal, which shall have inscribed thereon the name of the Corporation. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. Failure to affix the seal shall not, however, affect the validity of any instrument.

8.5 Gender. All pronouns and variations thereof used in these By-laws shall be deemed to refer to the masculine, feminine or neuter gender, singular or plural, as the identity of the person, persons, entity or entities referred to may require.

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